FIRST AMENDMENT
KAMAN CORPORATION
 2013 MANAGEMENT INCENTIVE PLAN
THIS FIRST AMENDMENT TO THE KAMAN CORPORATION 2013 MANAGEMENT INCENTIVE PLAN (this "First Amendment") is made and adopted by the Board of Directors (the "Board") of Kaman Corporation, a Connecticut company (the "Company"), effective as of February 17, 2015 (the "Effective Date").  All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
Recitals:
WHEREAS, the Company maintains the 2013 Management Incentive Plan (the "Plan"); and
WHEREAS, pursuant to Section 18.1 of the Plan, the Board may amend the Plan at any time and from time to time; and
WHEREAS, the Board desires to amend the Plan as set forth herein;
NOW, THEREFORE, the Plan is hereby amended as set forth in this First Amendment, effective as of the Effective Date:
Amendment:
1.            Paragraph (e) of Section 3.1 of the Plan is hereby deleted in its entirety and replaced with the following:
  "(e)            Except with respect to a maximum of five percent (5%) of the Shares authorized under this Section 3.1 as of February 17, 2015, as may be adjusted under Section 12, any Award  that vests on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Award that  vests upon the attainment of Performance Goals shall provide for a Performance Cycle of at least twelve (12) months, provided that vesting may be shortened in the case of death, disability, retirement or Change in Control as set forth in this Plan or determined by the Committee.  Notwithstanding the foregoing, this limit shall not apply to any Cash-Based Awards or Substitute Awards or any Awards granted to new hires or Non-Employee Directors."
2.            This First Amendment shall be effective as of the Effective Date.
3.            This First Amendment is hereby incorporated into and forms a part of the Plan.
4.            Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
I HEREBY CERTIFY that the foregoing First Amendment was duly adopted by the Board of Directors of Kaman Corporation on February 17, 2015.
Executed this 17th day of February, 2015.
KAMAN CORPORATION

By:	/s/ Robert D. Starr
Robert D. Starr
Senior Vice President and Chief Financial Officer